UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 11, 2023

CRESTWOOD EQUITY PARTNERS LP

(Exact name of Registrant as specified in its charter)

DELAWARE	001-34664	43-1918951
(State of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

811 Main St., Suite 3400

Houston, TX 77002

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (832) 519-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act

Tile of each class	Trading Symbol(s)	Name of each exchange on which registered
Common units representing limited partner interests	CEQP	New York Stock Exchange
Preferred Units representing limited partner interests	CEQP-P	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                          Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The Board of Directors (the “Board”) of Crestwood Equity Partners LP (the “Company”) previously approved, subject to unitholder approval, the Third Amendment (the “Amendment”) to the Crestwood Equity Partners LP 2018 Long Term Incentive Plan (the “Plan”). As described further below in Item 5.07, the Company’s unitholders approved the Amendment at the Company’s 2023 Annual Meeting of Unitholders (the “Annual Meeting”) on May 11, 2023. The Amendment increased the number of units available for issuance under the Plan by 2,500,000 units, from 4,000,000 units to 6,500,000 units. The Amendment is effective as of April 1, 2023.

The material terms of the Amendment and the Plan are described in more detail in the section entitled “Proposal 4 – To Approve the Third Amendment to the Crestwood Equity Partners LP 2018 Long Term Incentive Plan” in the Company’s definitive proxy statement for the Annual Meeting, which was filed with the United States Securities and Exchange Commission on March 31, 2023 and is incorporated by reference herein (the “Proxy Statement”). The foregoing description of the Amendment is intended to be general in nature and is qualified by the full text of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s unitholders were requested to (i) elect three Class II members of the Board to serve until the Company’s 2026 annual meeting of unitholders; (ii) approve, on an advisory basis, the compensation of the Company’s named executive officers; (iii) ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023; and (iv) approve the Amendment. Each of these items is more fully described in the Proxy Statement.

The results of the matters voted upon at the Annual Meeting are as follows:

Proposal 1 — Election of Class II Directors: Votes regarding the persons elected as Class II directors were as follows:

Nominee	For	Withhold	Broker Non-Votes
David Lumpkins	42,565,504	23,498,193	22,943,895
Frances M. Vallejo	42,544,452	23,519,245	22,943,895
Gary D. Reaves	65,571,710	491,987	22,943,895

Proposal 2 — Advisory Vote to Approve Executive Compensation: The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
64,401,215	1,114,077	548,404	22,943,895

Proposal 3 — Ratification of the Appointment of Independent Public Accounting Firm: The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
88,571,018	279,453	157,120	0

Proposal 4 — Amendment to the Crestwood Equity Partners LP 2018 Long Term Incentive Plan: The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
63,919,382	1,730,694	413,621	22,943,895

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

10.1	Third Amendment to the Crestwood Equity Partners LP 2018 Long Term Incentive Plan effective as of Apri1 1, 2023

104	Cover Page Interactive Data File. The cover page XBRL tags are embedded within the inline XBRL document (contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRESTWOOD EQUITY PARTNERS LP

	By:	Crestwood Equity GP LLC, its General Partner,

Date: May 15, 2023	By:	/s/ Michael K. Post
Michael K. Post
Vice President, Associate General Counsel and Corporate Secretary